EXHIBIT 23.2


                   [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]



INDEPENDENT  AUDITORS'  CONSENT


We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement on Form S-3 of our report dated March 10, 2000 relating to the consolidated financial statements, which appears in CanArgo Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/  PRICEWATERHOUSECOOPERS  LLP

PricewaterhouseCoopers  LLP
Chartered  Accountants
Calgary,  Alberta

August  2,  2000